Exhibit 99.3

Presented at the 2024 Annual Meeting of the Society of Urologic Oncology, December 4 - C, 2024; Dallas, Texas ADVANCED - 2: Phase 2 Open - label Study to Evaluate Safety and Anti - tumor Activity of Intravesical Instillation of TARA - 002 in Adults with High - grade Non - muscle Invasive Bladder Cancer Brian Mazzarella 1 , Gautam Jayram 2 , Neal Shore 3 , Jacqueline Zummo 4 , Wei Sun 4 , Khushboo Belani 4 , Eppie Brown 4 , Brian Desch 4 , McKenna Metcalf 4 , Andrea DiFiglia 4 , Chen Ǫuin Lam 5 , Eugene Kramolowsky 6 on behalf of ADVANCED - 2 Investigators 1 Urology Austin, Austin, TX, United States; 2 Urology Associates P.C., Nashville, TN, United States; 3 Carolina Urologic Research Center, Myrtle Beach, SC, United States; 4 Protara Therapeutics, Inc., New York, NY, United States; 5 Pharmapace Inc., San Diego, CA, United States; 6 Virginia Urology, Richmond, VA, United States INTRODUCTION • With the current Bacillus Calmette - Guérin (BCG) shortage and limited effective alternative therapies, there remains a significant unmet need for treatment options for patients with non - muscle invasive bladder cancer (NMIBC). • TARA - 002 is a broad spectrum immune potentiator that elicits a TH1 pro - inflammatory cytokine response. • TARA - 002 is a lyophilized biological preparation for instillation containing cells of Streptococcus pyogenes (Group A, type 3) Su strain treated with benzylpenicillin and is being developed for the treatment of high - grade NMIBC. DISCLOSURE: This study is funded by Protara Therapeutics, Inc. #119 METHODS FIGURE 1. ADVANCED - 2 STUDY SCHEMA Follow up Follow up REGISTRATIONAL DESIGN*: BCG - unresponsive (CIS “ Ta/T1) Induction (N=100) CR, Maintenance (months 3 - 18) 6 weekly instillations 3 weekly instillations every 3 months Re - induction (if eligible*) Maintenance (months 6 - 18) 6 weekly instillations 3 weekly instillations every 3 months Month 3 Month 6 Month 18 Month 60 Day 1 BCG - naïve (CIS “ Ta/T1) Induction (N=27) 6 weekly instillations Follow up Follow up CR, Maintenance (months 3 - 18) 3 weekly instillations every 3 months Re - induction (if eligible † ) 6 weekly instillations Maintenance (months 6 - 18) 3 weekly instillations every 3 months Day 1 Month 3 Month 6 Month 18 Month 60 Abbreviations: BCG = Bacillus Calmette - Guérin; CR = complete response; CIS = carcinoma in situ ; FDA = Food and Drug Administration; HG = high - grade *Aligned with the FDA’s 2024 BCG - Unresponsive NMIBC: Developing Drugs and Biologics for Treatment Guidance for Industry. †Residual CIS and/or recurrence of HGTa • ADVANCED - 2 (NCT05951179) is an ongoing, actively enrolling, Phase 2, open - label study to evaluate the safety and efficacy of intravesical instillation of TARA - 002 (40 KE) in adults ≥ 18 years with BCG - unresponsive and BCG - naïve (never exposed and those who have not received intravesical BCG for at least 24 months prior to the most recent CIS diagnosis) CIS NMIBC ( “ Ta/T1) with active disease ( Figure 1 ). • The primary endpoint is high - grade complete response (CR) at any time up to Month 6 . Key secondary endpoint is durability of response at Month 12 . BCG Unresponsive BCG Naïve N =5 Learn more about our study: NCT05G5117G Contact us at clinicaltrials@protaratx.com for more information. TABLE 1. SUMMARY OF TREATMENT EMERGENT ADVERSE EVENTS IN ALL SUBJECTS Grade 4/5 Grade 3 Grade 2 Grade 1 Any Grade N = 24 0 3 (13) 7 (29) 11 (46) 16 (67) Subjects with TEAEs, n^ (%) 0 0 0 6 (25) 6 (25) Subjects with Related TEAEs^*, n (%) 0 2 (8) 1 (4) 0 3 (13) Subjects with Serious TEAEs † , n (%) 0 0 0 0 0 Subjects with TEAEs leading to Study Drug Withdrawal, n (%) RESULTS FIGURE 2. FIRST RESULTS OF ADVANCED - 2: 70% CR AT ANY TIME IN ALL SUBJECTS TAR FIGURE 3. FIRST RESULTS FROM ADVANCED - 2: MONTHS A - 002 MONOTHERAPY DEMONSTRATED 72% CR AT 6 Swimmers' Plot on Response Assessment High - grade CR High - grade CR BCG - BCG - C C o o m m b b i n i n e e d d High - grade Complete Response (N=20) 100 at any time 100 at Month 6 unresponsive naïve 100% 20 N = 5 N = 15 NN==2200 80 80% 80 High - grade CR at any time, n (%) 4/5 (80.0) 10/15 (66.7) 14/20 (70.0) 67% 70% 72% High - grade CR at Timepoint, n (%) 64% 15 60 60 Month 6 4/4 (100.0) 9/14 (64.3) 13/18 (72.2) Month 9 0 2/3 (66.7) 2/3 (66.7) BCG - naïve BCG - unresponsive High - grade CR at any time by 40 40 Baseline Diagnosis, n (%) 10 CIS only 4/5 (80.0) 6/7 (85.7) 10/12 (83.3) 20 20 CIS + Ta/T1 0 4/8 (50.0) 4/8 (50.0) 5 Complete Response Treatment Ongoing High - grade CR at Month 6 by Recurrence/Non - Response Study Completed 0 N = 20 0 N = 18 Baseline Diagnosis, n (%) Re - induction Study Discontinued BCG - unresponsive BCG - naïve Combined CIS only 4/4 (100.0) 5/6 (83.3) 9/10 (90.0) CIS + Ta/T1 0 4/8 (50.0) 4/8 (50.0) 0 3 6 9 12 Months Safety Abbreviations: BCG = Bacillus Calmette - Guérin; CR = complete response; CIS = carcinoma in situ NOTES: At the time of data cutoff, of the 24 subjects enrolled, 20 subjects were evaluated for high - grade CR at Month 3 and later. Eighteen subjects were evaluated for high - grade CR at Month 6 and 3 subjects at Month 9. Evaluable subjects include those who had at least one dose of study drug before the response assessment of time point and were discontinued due to diagnosis of progression or treatment failure. Subjects who have not yet completed the visit time point were not included. Central urine cytology is pending for 3 subjects at Month 6 and 1 subject at Month 9. Baseline Response Assessment Characteristics • The rates of high - grade CR at any time were Abbreviations: AE = adverse event; TEAE = treatment emergent AE ^ Subjects may be counted in multiple categories; *TEAEs assessed by the Investigator as study drug related included dysuria, urinary incontinence, fatigue, chills, • All 24 enrolled subjects were 70% (14 of 20) overall, 80% (4 of 5) for BCG - bladder discomfort, bladder spasm, hematuria and micturition urgency. All were Grade 1; † Non - drug related Serious TEAEs included urinary tract infection (UTI; N = 2) and urosepsis (N =1). white, and the majority were non - unresponsive subjects, and 67% (10 of 15) Hispanic (96%, 23 of 24) and for BCG - naïve subjects ( Figure 2, Figure 3 ). • Majority of TEAEs were Grade 1 and transient. No subjects experienced drug - male (79%, 19 of 24). The median • The rates of high - grade CR at Month 6 related serious AEs (SAEs) or TEAEs leading to withdrawal or death ( Table 1 ). age was 71 years. were 72% (13 of 18) overall, 100% (4 of 4) • Common AEs reflect urinary tract instrumentation effects, such as bladder • Eastern Cooperative Oncology for BCG - unresponsive subjects, and 64% spasm, burning sensation, and UTI. Group (ECOG) Score was 0 for (9 of 14) for BCG - naïve subjects ( Figure 3 ). • AEs were consistent with the known safety profile of an immune - potentiating 75% (18 of 24) of subjects. • 100% (9 of 9) of subjects who were drug, such as flu - like symptoms. CONCLUSIONS • TARA - 002 appears to be well tolerated with encouraging efficacy and durability of response in subjects with high - risk NMIBC with CIS. • Further study is planned to understand the potential of TARA - 002 in both the BCG - naïve and BCG - unresponsive population. • Majority of patients had a complete responders at Month 3, and baseline diagnosis of CIS continued the study, maintained response only (58%, 14 of 24), and 25% through Month 6. (6 of 24) and 17% (4 of 24) had • Of the 5 subjects who did not achieve initial CIS + Ta and CIS + T1 disease, CR and received re - induction, the CR rate respectively. at Month 6 was 80% (4 of 5).